UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  October 25, 2004
                                                          --------------------


GS Mortgage Securities Corp. (as depositor under the Pooling and Servicing Agreement, dated as of June 1, 2004 providing for the issuance of GSAMP Trust 2004-SEA2 Mortgage Pass-Through Certificates, Series 2004-SEA2)
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(Exact name of registrant as specified in its charter)


           Delaware                333-100818-41              13-6357101
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation or organization)                           Identification No.)

                       85 Broad Street New York, NY 10004
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                    (Address of principal executive offices)

Registrant's telephone number, including area code : (212) 902-1000
                                                     ------------------------

                                       N/A
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This  current  report  on Form  8-K  relates  to the  monthly  distribution reported to the holders of GSAMP Trust 2004-SEA2 Mortgage Pass-Through Certificates, Series 2004-SEA2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of June 1, 2004 among GS Mortgage Securities Corp., as depositor, Ocwen Federal Bank FSB, servicer, Bank One, N.A., as servicer and responsible party, and JPMorgan Chase Bank, as trustee and backup servicer.

     On October 25, 2004 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2004 is filed as
               Exhibit 99.1 hereto.

GSAMP Trust 2004-SEA2
Mortgage Pass-Through Certificates, Series 2004-SEA2
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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            JPMORGAN CHASE BANK, not in its individual capacity, but solely as Trustee and Backup Servicer under the Agreement referred to herein

Date: October 28, 2004        By: /s  Thomas Venusti
                            --------------------------------------------
                               Thomas Venusti
                               Assistant Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         October 25, 2004

Exhibit 99.1
Monthly Certificateholder Statement on October 25, 2004




                             GSAMP Trust 2004-SEA2
              Mortgage Pass-Through Certificates, Series 2004-SEA2
                                 October 25, 2004

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                                  DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
              Original     Beginning                                                                                     Ending
                Face       Principal                                                         Realized     Deferred    Principal
Class          Value       Balance             Principal      Interest       Total           Losses       Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1        52,000,000.00      46,780,913.87   1,397,957.76       80,411.19    1,478,368.95      0.00        0.00     45,382,956.11
A2A      355,360,000.00     312,764,227.78  11,409,486.00      518,146.07   11,927,632.07      0.00        0.00    301,354,741.78
A2B       69,040,000.00      69,040,000.00           0.00      128,337.69      128,337.69      0.00        0.00     69,040,000.00
M1        46,554,000.00      46,554,000.00           0.00       90,159.58       90,159.58      0.00        0.00     46,554,000.00
M2        43,450,000.00      43,450,000.00           0.00      104,424.83      104,424.83      0.00        0.00     43,450,000.00
M3        15,518,000.00      15,518,000.00           0.00       41,519.27       41,519.27      0.00        0.00     15,518,000.00
M4        10,863,000.00      10,863,000.00           0.00       32,444.16       32,444.16      0.00        0.00     10,863,000.00
M5         9,931,000.00       9,931,000.00           0.00       32,750.23       32,750.23      0.00        0.00      9,931,000.00
B1        11,794,000.00      11,794,000.00           0.00       53,570.97       53,570.97      0.00        0.00     11,794,000.00
B2         6,207,000.00       6,207,000.00           0.00       28,193.57       28,193.57      0.00        0.00      6,207,000.00
R1                 0.00               0.00           0.00            0.00            0.00      0.00        0.00              0.00
UT_R               0.00               0.00           0.00            0.00            0.00      0.00        0.00              0.00
TOTALS   620,717,000.00     572,902,141.65  12,807,443.76    1,109,957.56   13,917,401.32      0.00        0.00    560,094,697.89

AIO      220,093,000.00     188,975,000.00           0.00      787,395.83      787,395.83      0.00        0.00    179,610,000.00
X        620,717,742.11     576,005,730.36           0.00    2,407,176.60    2,407,176.60       0.00        0.00   563,198,286.60
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Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
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                                                                                                                    Current
                        Beginning                                                   Ending             Class      Pass-thru
Class     CUSIP         Principal       Principal       Interest       Total        Principal                      Rate (%)
----------------------------------------------------------------------------------------------------------------------------------
A1       36228F5V4    899.63295904     26.88380308      1.54636904   28.43017212     872.74915596      A1         2.210000 %
A2A      36228F5W2    880.13346404     32.10683814      1.45808777   33.56492591     848.02662590      A2A        2.130000 %
A2B      36228F5X0  1,000.00000000      0.00000000      1.85888890    1.85888890   1,000.00000000      A2B        2.390000 %
M1       36228F5Z5  1,000.00000000      0.00000000      1.93666667    1.93666667   1,000.00000000      M1         2.490000 %
M2       36228F6A9  1,000.00000000      0.00000000      2.40333326    2.40333326   1,000.00000000      M2         3.090000 %
M3       36228F6B7  1,000.00000000      0.00000000      2.67555548    2.67555548   1,000.00000000      M3         3.440000 %
M4       36228F6C5  1,000.00000000      0.00000000      2.98666667    2.98666667   1,000.00000000      M4         3.840000 %
M5       36228F6D3  1,000.00000000      0.00000000      3.29777767    3.29777767   1,000.00000000      M5         4.240000 %
B1       36228F6E1  1,000.00000000      0.00000000      4.54222232    4.54222232   1,000.00000000      B1         5.840000 %
B2       36228F6F8  1,000.00000000      0.00000000      4.54222169    4.54222169   1,000.00000000      B2         5.840000 %
TOTALS                922.96834411     20.63330593      1.78818618   22.42149211     902.33503817

AIO      36228F5Y8    858.61431304      0.00000000      3.57755962    3.57755962     816.06411835      AIO        5.000000 %
X        36228F6G6    927.96724064      0.00000000      3.87805348    3.87805348     907.33395937      X          0.000000 %
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If there are any questions or comments, please contact the Relationship Manager listed below.
                     --------------------------------------
                                 Belen Bautista
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930
                        Email: Belen.Bautista@chase.com

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Sec. 4.03(i)    Principal Allocation
                                        Total                                                                     12,807,443.76
                                                              Principal Prepayments                               12,192,059.43
                                                              Liquidation Proceeds                                         0.00

Sec. 4.03(ii)   Interest Allocation
                                        Total                                                                      4,304,529.99
                                                              Unpaid Interest Paid                                         0.00
                                                              Unpaid Interest Remaining                                    0.00
                                                              Basis Carry Forward Amount                                   0.00
                                                              Basis Carry Forward Amount Paid                              0.00

Sec. 4.03(iii)  Payment Shortfall
                                        Class A1
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class A2A
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class A2B
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class AIO
                                                              Interest Shortfall                                           0.00

                                        Class M1
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class M2
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class M3
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class M4
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class M5
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class B1
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

                                        Class B2
                                                              Interest Shortfall                                           0.00
                                                              Principal Shortfall                                          0.00

Sec. 4.03(v)    Ending Pool Stated Principal Balance                                                             563,198,286.60

Sec. 4.03(vi)   Servicing Fees Paid                                                                                  264,002.31

Sec. 4.03(viii) Advances                                                                                                   0.00
                                        Current Period Advances                                                            0.00
                                        Outstanding Advances                                                               0.00

Sec. 4.03(ix)                                                                                                              0.00
                                        Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency
                                           Group 1
                                                                                     Principal
                                           Period                Number                Balance              Percentage
                                          0-30 days               5,764           420,522,641.85                 74.67 %
                                          31-60 days                718            57,382,593.84                 10.19 %
                                          61-90 days                281            22,135,259.94                  3.93 %
                                          91+days                   208            16,201,247.88                  2.88 %
                                           Total                  6,971           516,241,743.51                 91.67 %

Sec. 4.03(xi, xiREO Loans
                                        Number and Aggregate Principal Amounts of REO Loans
                                           Group 1
                                                                             Principal
                                                        Number               Balance                Percentage
                                                             2              255,703.42                  0.05 %

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                            Group 1
                                                                                    Principal
                                                        Number               Balance                Percentage
                                                          168           13,423,781.99                  2.38 %

                                        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                              Group 1
                                                                                    Principal
                                                        Number               Balance                Percentage
                                                          399           33,277,057.68                  5.91 %

Sec. 4.02(x)    12 Month Scheduled Payments
                               1st Preceding Month
                                                     Scheduled Monthly Payments on all Loans                         5,210,094.69
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans            364,797.51

                               2nd Preceding Month
                                                     Scheduled Monthly Payments on all Loans                         5,731,319.58
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans            428,107.82

                               3rd Preceding Month
                                                     Scheduled Monthly Payments on all Loans                         5,289,365.54
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans            337,028.61

                               4th Preceding Month
                                                     Scheduled Monthly Payments on all Loans                         5,592,505.60
                                                     Scheduled Monthly Payments on 60+ Day Delinquent Loans          1,144,079.11

Sec. 4.03(xiii) Trigger Event                                                                                             YES

Sec. 4.03(xiv)  Excess Reserve Fund Account Balance                                                                      0.00

Sec. 4.03(xv)   Realized Losses
                                        Current Losses                                                               3,834.95
                                        Cumulative Losses                                                           16,499.69

Sec. 4.03(xvi)  Net Monthly Excess Cashflow                                                                      2,411,011.55
                                        Appled Realized Losses Paid                                                  3,834.95
                                        Unpaid Interest Amounts Paid                                                     0.00

Sec. 4.03(xvii) Overcollateralization
                                        Overcollateralization Amount                                             3,103,588.71
                                        Specified Overcollateralization Amount                                   3,103,588.71

Sec. 4.03(xviii)Interest Cap Payments                                                                                    0.00

Sec. 4.03(xix)  Cumulative Loss Percentage                                                                           0.0000 %

Sec. 4.03(xx)   Class X Distribution                                                                       2407176.6012349902

Sec. 4.03(xxi)  Subsequent Recoveries

Back-Up Servicer Fee Paid                                                                                           14,400.14
Trustee Paid                                                                                                         9,600.10


Relief Act Reductions
                Total                                                                                                    0.00
                                        Class A1 Interest Reduction                                                      0.00
                                        Class A2A Interest Reduction                                                     0.00
                                        Class A2B Interest Reduction                                                     0.00
                                        Class AIO Interest Reduction                                                     0.00
                                        Class M1 Interest Reduction                                                      0.00
                                        Class M2 Interest Reduction                                                      0.00
                                        Class M3 Interest Reduction                                                      0.00
                                        Class M4 Interest Reduction                                                      0.00
                                        Class M5 Interest Reduction                                                      0.00
                                        Class B1 Interest Reduction                                                      0.00
                                        Class B2 Interest Reduction                                                      0.00
Net PPIS Reductions
                Total                                                                                                    0.00
                                        Class A1 Interest Reduction                                                      0.00
                                        Class A2A Interest Reduction                                                     0.00
                                        Class A2B Interest Reduction                                                     0.00
                                        Class AIO Interest Reduction                                                     0.00
                                        Class M1 Interest Reduction                                                      0.00
                                        Class M2 Interest Reduction                                                      0.00
                                        Class M3 Interest Reduction                                                      0.00
                                        Class M4 Interest Reduction                                                      0.00
                                        Class M5 Interest Reduction                                                      0.00
                                        Class B1 Interest Reduction                                                      0.00
                                        Class B2 Interest Reduction                                                      0.00


                        Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.